FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Assets (Details) - Amounts due from clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Effects of offsetting on the balance sheet
Gross amount	$ 12,038,178	$ 6,939,778
Gross amounts set off in the balance sheet	(8,761,115)	(2,694,985)
Net amounts presented in the balance sheet	3,277,063	4,244,793
Related amounts not offset
Net amount	$ 3,277,063	$ 4,244,793